FOR IMMEDIATE RELEASE		Exhibit 99.1

Investor and Analyst Contact:	Retail Investors Contact:	Media Contact:
Michelle Clemente	Alpha IR Group	Gary W. Hanson
(602) 286-1533	Dylan Schweitzer	(602) 286-1777
Chris Hodges
Jeffrey S. Beyersdorfer	(312) 445-2870
(602) 286-1530	WNRL@alpha-ir.com

WESTERN REFINING LOGISTICS, LP
REPORTS SECOND QUARTER 2016 RESULTS

• Net income of $17.9 million; EBITDA of $31.8 million
• Quarterly distribution of $0.4125; up 13% versus prior year
• Completed $92 million equity offering; proceeds used to reduce debt
EL PASO, Texas - August 2, 2016 - Western Refining Logistics, LP (NYSE: WNRL) today reported second quarter 2016 net income attributable to limited partners of $17.9 million, or $0.33 per common limited partner unit, which compares to $15.9 million and $0.34, respectively, in the second quarter of 2015. Second quarter 2016 EBITDA was $31.8 million and distributable cash flow was $25.1 million; this compares to $27.0 million and $17.4 million, respectively, for the second quarter of 2015.
"WNRL realized improved net income and delivered its 10th consecutive quarter of distribution growth. Our strategic location in the Delaware Basin allows us to continue to achieve good financial performance," said WNRL Chief Executive Officer and President Jeff Stevens.
In May, WNRL issued 4,312,500 common units, with proceeds of approximately $92 million which were used to reduce debt. On July 26, 2016, the board of directors declared a quarterly cash distribution for the second quarter of 2016 of $0.4125 per unit, or $1.65 per unit on an annualized basis. This distribution represents a 2.5% increase over the first quarter 2016 distribution of $0.4025 per unit.
Stevens concluded, “We continued to invest in the business as we completed additional crude oil gathering lines and storage tanks. These projects will allow us to capture the growing crude oil production that we see in the Delaware Basin. We continue to target mid-to-high teens distribution growth through 2018 while keeping our debt-to-EBITDA leverage ratio below four times. Overall, the Partnership is well-positioned for continued growth.”
Conference Call Information
On Tuesday, August 2, 2016, at 4:00 p.m. ET, WNRL will hold a webcast and conference call to discuss the reported results and provide an update on partnership operations. The webcast can be accessed at Western Refining Logistics, LP's website, www.wnrl.com. The call can also be heard by dialing (844) 831-3028 or (315) 625-6887, pass code: 35351266. The audio replay will be available two hours after the end of the call through August 16, 2016 by dialing (855) 859-2056 or (404) 537-3406, pass code: 35351266.
About Western Refining Logistics, LP
Western Refining Logistics, LP is principally a fee-based, growth-oriented master limited partnership formed by Western Refining, Inc. (NYSE: WNR) to own, operate, develop and acquire terminals, storage tanks, pipelines and other logistics assets related to the terminalling, transportation and storage of crude oil and refined products. Headquartered in El Paso, Texas, Western Refining Logistics, LP's assets include approximately 685 miles of pipelines, approximately 8.4 million barrels of active storage capacity, distribution of wholesale petroleum products and crude oil trucking.
More information about Western Refining Logistics, LP is available at www.wnrl.com.
Non-GAAP Financial Measures
In addition to our financial information presented in accordance with U.S. generally accepted accounting principles (GAAP), management utilizes non-GAAP measures to facilitate comparisons of past performance. This press release and supporting schedules include the non-GAAP measures Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Distributable Cash Flow. We believe certain investors and financial analysts use EBITDA and Distributable Cash Flow to evaluate WNRL’s financial performance between periods and to compare WNRL's performance to certain competitors. We believe certain investors and financial analysts use Distributable Cash Flow to determine the amount of cash available for distribution to our unitholders. These additional financial measures are reconciled from the most directly comparable measures as reported in accordance with GAAP and should be viewed in addition to, and not in lieu of, financial information that we report in accordance with GAAP.
Cautionary Statement on Forward-Looking Statements
This press release contains forward-looking statements. The forward-looking statements reflect WNRL’s current expectation regarding future events, results or outcomes. The forward-looking statements contained herein include statements related to, among other things: WNRL's good operational performance in the Delaware Basin; WNRL’s investment in its business, including additions to the crude oil gathering system and storage capacity; growing crude oil production in the Delaware Basin and WNRL's ability to capture such growth; WNRL's distribution growth and ability to keep its debt-to-EBITDA leverage ratio at target levels; and WNRL’s positioning for continued growth. These statements are subject to the general risks inherent in WNRL’s business. These expectations may or may not be realized and some of these expectations may be based upon assumptions or judgments that prove to be incorrect. In addition, WNRL’s business and operations involve numerous risks and uncertainties, many of which are beyond its control, which could result in WNRL’s expectations not being realized, or otherwise materially affect WNRL’s financial condition, results of operations, and cash flows. Additional information relating to the uncertainties affecting WNRL’s business is contained in its filings with the Securities and Exchange Commission to which you are referred. The forward-looking statements are only as of the date made. Except as required by law, WNRL does not undertake any obligation to (and expressly disclaims any obligation to) update any forward-looking statements to reflect events or circumstances after the date such statements were made, or to reflect the occurrence of unanticipated events.

Results of Operations
The following tables set forth WNRL's summary historical financial and operating data for the periods indicated below:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
	(Unaudited)
	(In thousands, except per unit data)
Revenues:
Fee based:
Affiliate	$53,965	$47,465	$105,893	$92,943
Third-party	677	679	1,367	1,302
Sales based:
Affiliate	126,525	164,576	224,054	297,347
Third-party	397,435	523,184	715,327	951,708
Total revenues	578,602	735,904	1,046,641	1,343,300
Operating costs and expenses:
Cost of products sold:
Affiliate	123,870	162,191	219,019	292,699
Third-party	380,386	501,835	680,827	913,028
Operating and maintenance expenses	37,574	38,058	76,475	74,429
Selling, general and administrative expenses	5,758	6,279	10,823	12,234
Gain on disposal of assets, net	(802)	(160)	(901)	(244)
Depreciation and amortization	7,325	6,670	14,469	12,562
Total operating costs and expenses	554,111	714,873	1,000,712	1,304,708
Operating income	24,491	21,031	45,929	38,592
Other income (expense):
Interest and debt expense	(6,414)	(6,248)	(13,466)	(10,212)
Other, net	14	18	(104)	35
Net income before income taxes	18,091	14,801	32,359	28,415
Provision for income taxes	(217)	(148)	(478)	(351)
Net income	17,874	14,653	31,881	28,064
Less net loss attributable to General Partner	—	(1,262)	—	(3,174)
Net income attributable to limited partners	$17,874	$15,915	$31,881	$31,238

Net income per limited partner unit:
Common - basic	$0.33	$0.34	$0.61	$0.66
Common - diluted	0.33	0.34	0.61	0.66
Subordinated - basic and diluted	0.36	0.34	0.64	0.66

Weighted average limited partner units outstanding:
Common - basic	26,409	24,017	25,429	24,001
Common - diluted	26,427	24,051	25,441	24,023
Subordinated - basic and diluted	22,811	22,811	22,811	22,811

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
	(Unaudited)
	(In thousands)
Cash Flow Data
Net cash provided by (used in):
Operating activities	$34,209	$15,400	$58,999	$48,132
Investing activities	(7,470)	(14,673)	(13,592)	(41,200)
Financing activities	(37,830)	(10,349)	(72,450)	17,320
Capital expenditures	8,328	14,846	14,569	41,490
Other Data
EBITDA (1)	$31,830	$27,048	$60,294	$51,276
Distributable cash flow (1)	25,090	17,440	47,618	39,209
Balance Sheet Data (at end of period)
Cash and cash equivalents			$17,562	$78,550
Property, plant and equipment, net			320,493	316,642
Total assets			483,221	563,748
Total liabilities			466,139	463,174
Division equity			—	128,264
Partners' capital			17,082	(27,690)
Total liabilities, division equity and partners' capital			483,221	563,748

(1)
We define EBITDA as earnings before interest and debt expense, provision for income taxes and depreciation and amortization. We define Distributable Cash Flow as EBITDA plus the change in deferred revenues, less debt interest accruals, income taxes paid, maintenance capital expenditures and distributions declared on our TexNew Mex units. The GAAP performance measure most directly comparable to EBITDA is net income. The GAAP liquidity measure most directly comparable to EBITDA and distributable cash flow is net cash provided by operating activities. These non-GAAP financial measures should not be considered alternatives to GAAP net income or net cash provided by operating activities.

EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

•	EBITDA does not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;

•	EBITDA does not reflect the interest expense or the cash requirements necessary to service interest or principal payments on our debt;

•	EBITDA does not reflect changes in, or cash requirements for, our working capital needs; and

•	EBITDA, as we calculate it, may differ from the EBITDA calculations of our affiliates or other companies in our industry, thereby limiting its usefulness as a comparative measure.
EBITDA and Distributable Cash Flow are used as supplemental financial measures by management and by external users of our financial statements, such as investors and commercial banks, to assess:

•	our operating performance as compared to those of other companies in the midstream energy industry, without regard to financial methods, historical cost basis or capital structure;

•	the ability of our assets to generate sufficient cash to make distributions to our unitholders;

•	our ability to incur and service debt and fund capital expenditures; and

•	the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.
Distributable Cash Flow is a standard used by the investment community with respect to publicly traded partnerships because the value of a partnership unit is, in part, measured by its yield. Yield is based on the amount of cash distributions a partnership can pay to a unitholder. Although distributable cash flow is a liquidity measure, it is presented in this reconciliation to net income as supplemental information.

We believe that the presentation of these non-GAAP measures provides useful information to investors in assessing our financial condition and results of operations. The GAAP measure most directly comparable to EBITDA and Distributable Cash Flow is net income attributable to limited partners. These non-GAAP measures should not be considered as alternatives to net income or any other measure of financial performance presented in accordance with GAAP. EBITDA excludes some, but not all, items that affect net income attributable to limited partners. These non-GAAP measures may vary from those of other companies. As a result, EBITDA and Distributable Cash Flow as presented herein may not be comparable to similarly titled measures of other companies.
The calculation of EBITDA and Distributable Cash Flow includes the results of operations for the TexNew Mex Pipeline System for the three and six months ended June 30, 2016. The results of operations for the TexNew Mex Pipeline System are excluded from the EBITDA and Distributable Cash Flow calculations for the comparable periods in the prior year because a retrospective adjustment of these performance measures is not a representative measure of performance results.
The following table reconciles net income attributable to limited partners to EBITDA for the periods presented and Distributable Cash Flow for the three and six months ended June 30, 2016 and 2015, respectively.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
	(Unaudited)
	(In thousands)
Net income attributable to limited partners	$17,874	$15,915	$31,881	$31,238
Interest and debt expense	6,414	6,248	13,466	10,212
Provision for income taxes	217	148	478	351
Depreciation and amortization	7,325	4,737	14,469	9,475
EBITDA	31,830	27,048	60,294	51,276

Change in deferred revenues	1,446	1,215	3,678	2,447
Interest accruals	(6,072)	(8,908)	(12,781)	(9,633)
Income taxes paid	(64)	(580)	(94)	(581)
Maintenance capital expenditures	(2,050)	(2,117)	(3,479)	(5,082)
Distributions on TexNew Mex Units	—	—	—	—
Other	—	782	—	782
Distributable cash flow	$25,090	$17,440	$47,618	$39,209

Logistics Segment

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
	(Unaudited)
	(In thousands, except key operating statistics)
Statement of Operations Data:
Fee based revenues:
Affiliate	$43,053	$36,279	$83,969	$71,054
Third-party	677	679	1,367	1,302
Total revenues	43,730	36,958	85,336	72,356
Operating costs and expenses:
Operating and maintenance expenses	18,317	18,506	39,317	36,758
General and administrative expenses	548	886	1,263	1,865
Gain on disposal of assets, net	(5)	—	(5)	—
Depreciation and amortization	6,119	5,563	12,080	10,378
Total operating costs and expenses	24,979	24,955	52,655	49,001
Operating income	$18,751	$12,003	$32,681	$23,355
Key Operating Statistics:
Pipeline and gathering (bpd):
Mainline movements (1):
Permian/Delaware Basin system	55,953	43,873	52,719	40,213
Four Corners system	58,047	51,486	55,257	48,679
TexNew Mex system	10,375	3,398	11,460	1,708
Gathering (truck offloading):
Permian/Delaware Basin system	17,823	24,019	19,178	23,316
Four Corners system	11,133	12,950	11,947	11,812
Pipeline Gathering and Injection system:
Permian/Delaware Basin system	11,302	5,911	9,594	3,775
Four Corners system	27,225	22,081	25,831	21,327
TexNew Mex system	343	—	171	—
Tank storage capacity (bbls) (2)	845,514	619,893	836,858	620,198
Terminalling, transportation and storage:
Shipments into and out of storage (bpd) (includes asphalt)	393,037	389,220	390,647	390,263
Terminal storage capacity (bbls) (2)	7,385,543	7,482,152	7,385,543	7,486,337

(1)
Some barrels of crude oil in route to Western's Gallup refinery and Permian/Delaware Basin are transported on more than one of our mainlines. Mainline movements for the Four Corners and Delaware Basin systems include each barrel transported on each mainline. During the second quarter of 2015, we began shipping crude oil from the Four Corners system, through the TexNew Mex Pipeline System, to the Permian/Delaware system.

(2)	Storage shell capacities represent weighted-average capacities for the periods indicated.

Wholesale Segment

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
	(Unaudited)
	(In thousands, except key operating stats)
Statement of Operations Data:
Fee based revenues (1):
Affiliate	$10,912	$11,186	$21,924	$21,889
Sales based revenues (1):
Affiliate	126,525	164,576	224,054	297,347
Third-party	397,435	523,184	715,327	951,708
Total revenues	534,872	698,946	961,305	1,270,944
Operating costs and expenses:
Cost of products sold:
Affiliate	123,870	162,191	219,019	292,699
Third-party	380,386	501,835	680,827	913,028
Operating and maintenance expenses	19,257	19,552	37,158	37,671
Selling, general and administrative expenses	2,153	2,250	4,058	4,446
Gain on disposal of assets, net	(797)	(160)	(896)	(244)
Depreciation and amortization	1,206	1,107	2,389	2,184
Total operating costs and expenses	526,075	686,775	942,555	1,249,784
Operating income	$8,797	$12,171	$18,750	$21,160
Key Operating Statistics:
Fuel gallons sold (in thousands)	311,486	310,811	626,429	614,242
Fuel gallons sold to retail (included in fuel gallons sold above) (in thousands)	83,721	79,023	163,562	154,286
Fuel margin per gallon (2)	$0.025	$0.037	$0.027	$0.032
Lubricant gallons sold (in thousands)	1,846	3,014	4,047	5,971
Lubricant margin per gallon (3)	$0.89	$0.78	$0.78	$0.72
Asphalt trucking volume (tons)	4,876	—	3,875	—
Crude oil trucking volume (bpd)	42,092	48,992	38,801	46,037
Average crude oil revenue per barrel	$2.17	$2.51	$2.20	$2.63

(1)
All wholesale fee based revenues are generated through fees charged to Western's refining segment for truck transportation and delivery of crude oil and asphalt. Affiliate and third-party sales based revenues result from sales of refined products to Western and third-party customers at a delivered price that includes charges for product transportation.

(2)
Fuel margin per gallon is a measurement calculated by dividing the difference between fuel sales, net of transportation charges, and cost of fuel sales for our wholesale business by the number of gallons sold. Fuel margin per gallon is a measure frequently used in the petroleum products wholesale industry to measure operating results related to fuel sales.

(3)
Lubricant margin per gallon is a measurement calculated by dividing the difference between lubricant sales, net of transportation charges, and lubricant cost of products sold by the number of gallons sold. Lubricant margin is a measure frequently used in the petroleum products wholesale industry to measure operating results related to lubricant sales.